EXHIBIT 10.28F

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SEVENTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

This Seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement effective as of January 1, 2022 (CSG document no. 44754), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG and Customer acknowledge and agree to amend the Agreement to allow certain Customer subscriber account records to be [********], and not be subject to the [*****].

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (defined below).

1.
Section 10.5 of the Agreement, entitled “Additional Requirements with Respect to Charter Customer Information”, subsection (b), shall be deleted in its entirety and replaced as follows:

10.5 Additional Requirements with Respect to Charter Customer Information.

(b) CSG shall, on a [*******] basis, [****** *********** ******* *** ****** ************* (“*****”)] Charter Customer Information for disconnected subscribers who, as of the date that they are [******], have been disconnected for [*********** (**) ******] or more (the “Disconnected Subscriber Data”). Customer and CSG agree, after the date Disconnected Subscriber Data is to be [******], CSG shall retain Disconnected Subscriber Data only as is reasonably necessary to complete the purposes for which the Charter Customer Information has been disclosed to CSG or as required by any applicable law, unless otherwise specified by a mutual written agreement of the Parties. Notwithstanding the foregoing requirement for CSG to [*****] Disconnected Subscriber Data, the Parties may, from time to time, mutually agree in an applicable SOW to create exception(s) to the [******* *****] of Disconnected Subscriber Data by implementing an enhancement to CSG’s Advanced Convergent Platform to allow certain subscriber account records for any disconnected subscriber with which Customer has an ongoing relationship to be flagged for [*********] and not be subject to the [*****] (the “[********] Subscriber Accounts”); as further described in the applicable SOW; provided, however, (i) Customer acknowledges and agrees that the number of [********] Subscriber Accounts shall not exceed [******* *******] [(***)] of Customer’s then current total Connected Subscriber accounts, and (ii) if, at any time, the number of [********] Subscriber Accounts exceeds [*** ******* (***)], the Parties agree to work together, within a [******

(**) ***] period, to reduce the number of [********] Subscriber Accounts so as not to exceed such [******* ******* (***)] threshold of Customer’s then current total Connected Subscriber accounts.

[Signature Page Follows]

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the “Amendment Effective Date”).

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Scott Ortiz	By: /s/ Michael Woods
Name: Scott Ortiz	Name: Michael Woods
Title: Vice President Billing Design	Title: President, CMT
Date: Apr 10, 2024	Date: Apr 9, 2024